AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 1, 1997
                                                     REGISTRATION NO. 333-14655
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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                ---------------

                             AMENDMENT NO. 4
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                             FLANDERS CORPORATION
                              previously known as
                           ELITE ACQUISITIONS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      NORTH CAROLINA                 3564                    13-3368271
 (STATE OF INCORPORATION)     (PRIMARY STANDARD          (I.R.S. EMPLOYER
                               INDUSTRIAL CODE)       IDENTIFICATION NUMBER)

                           531 FLANDERS FILTERS ROAD
                       WASHINGTON, NORTH CAROLINA 27889
                                (919) 946-8081
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
            INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL OFFICES)

                                STEVEN K. CLARK
                             FLANDERS CORPORATION
                           531 FLANDERS FILTERS ROAD
                       WASHINGTON, NORTH CAROLINA 27889
                                (919) 946-8081
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
              NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPY TO:
           WILLIAM C. GIBBS                   LAWRENCE B. FISHER, ESQ.
         SNELL & WILMER L.L.P.           ORRICK, HERRINGTON & SUTCLIFFE LLP
     111 EAST BROADWAY, SUITE 900                  666 5TH AVENUE
      SALT LAKE CITY, UTAH 84111              NEW YORK, NEW YORK 10103
            (801) 237-1900                         (212) 506-5000

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  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

  If this form is filed to register additional securities for an offering pursuant to Rule 426(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WASHINGTON, STATE OF NORTH CAROLINA, ON THE 1ST DAY OF JANUARY, 1997.

                                          FLANDERS CORPORATION

                                                             *
                                          By: _________________________________
                                            ROBERT R. AMERSON PRESIDENT, CHIEF
                                                     EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

              SIGNATURE                        TITLE                 DATE

                  *                    President, Chief
-------------------------------------   Executive Officer        January 1,
          ROBERT R. AMERSON                                       1997

         /s/ Steven K. Clark           Chief Financial
-------------------------------------   Officer and Chief        January 1,
           STEVEN K. CLARK              Accounting Officer        1997

                  *                    Chairman of the
-------------------------------------   Board                    January 1,
           THOMAS T. ALLAN                                        1997

                  *                    Director, Vice
-------------------------------------   President of             January 1,
          GUSTAVO HERNANDEZ             Operations                1997

                  *                    Director
-------------------------------------                            January 1,
         WILLIAM M. CLAYTOR                                       1997

                  *                    Director
-------------------------------------                            January 1,
          WILLIAM H. CLARK                                        1997

*By:     /s/ Steven K. Clark
  ----------------------------------
          STEVEN K. CLARK
         ATTORNEY-IN-FACT